GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Value Funds
Class A, Class B, Class C, Institutional, Service
Class IR and Class R Shares of the
Goldman Sachs Mid Cap Value Fund
(the “Fund”)

Supplement dated April 27, 2012 to the
Prospectus dated December 29, 2011 (the “Prospectus”)

Effective as of the date of this Supplement, the following is added to the “Goldman Sachs Mid Cap Value Fund—Summary—Buying and Selling Fund Shares” section of the Prospectus, as a new sixth paragraph:

Effective as of July 27, 2012, the Fund is generally closed to new investors. Current shareholders and certain other categories of investors may still be eligible to purchase shares. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of this Prospectus.

The following replaces the fourth through ninth paragraphs in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

The Mid Cap Value (effective as of July 27, 2012) and Small Cap Value Funds are generally closed to new investors. The following investors of the Mid Cap Value and Small Cap Value Funds, however, may make purchases and reinvestments of dividends and capital gains into each respective Fund:

■	Current shareholders of the Mid Cap Value and Small Cap Value Funds, respectively (although once a shareholder closes all accounts in a Fund, additional investments into that Fund may not be accepted);

■	Members of the portfolio management teams of the Mid Cap Value and Small Cap Value Funds, respectively; and

■	Trustees and officers of the Trust.

Additionally, the following investors of the Mid Cap Value and Small Cap Value Funds may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value and Small Cap Value Funds, respectively:

■	Any approved discretionary wrap program that holds Mid Cap Value and/or Small Cap Value Fund shares as of the closing date of each respective Fund may continue to make additional purchases of such Fund’s shares and to add new accounts that may purchase such Fund’s shares provided the sponsor of such program and/or any agent it designates, if applicable, has the appropriate controls in place to implement these Fund closures properly;

■	Certain approved asset allocation funds; and

■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Employee Benefit Plans (as defined below) making an initial investment of $75 million ($50 million for Small Cap Value Fund) or less; and (ii) certain financial institutions making an initial investment of $75 million ($50 million for Small Cap Value Fund) or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the applicable Fund. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $75 million ($50 million for Small Cap Value Fund) if the initial investment was expected to be less than $75 million ($50 million for Small Cap Value Fund) at the time Goldman Sachs received a preliminary written commitment to invest in the Mid Cap Value Fund or Small Cap Value Fund. For this purpose, “Employee Benefit Plans” include Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations.

Exchanges into the Mid Cap Value or Small Cap Value Funds from other Goldman Sachs Funds are not permitted, except for current Mid Cap Value and Small Cap Value Fund shareholders and for those other categories of investors specified above.

This Supplement should be retained with your Prospectus for future reference.

MCVCLOSSTK 04-12